Securities and Exchange Commission
                             Washington, D.C.  20549



                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





        Date of Report (Date of Earliest Event Reported): May 8, 2000




                        Commission File Number:   0-30018



                             MERIDIAN HOLDINGS, INC.
             (Exact name of registrants specified in its charter)




               COLORADO                                 52-2133742

     (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)                Identification No.)


                         900 Wilshire Avenue, Suite 500
                          Los Angeles, California 90017
                       (213) 627-8878 Fax: (213) 627-9183



    (Address, Including Zip Code, And Telephone Number, Including Area Code,
                  Of Registrant's Principal Executive Offices)

ITEM  5.  OTHER  EVENTS


1) On May 8, 2000, pursuant to the authority of Section 7-108 of Colorado Business Corporation Act, and in the best interest of the Registrant and its shareholders, the board of directors of the registrant adopted the following resolutions:

a) Approval of a 3 for 1 forward stock split to be issued to shareholders of record as of June 15th, 2000.

c)  The  stock  distribution  date  shall  be  set  for  June  30th,  2000.

2) As of May 8, 2000, the registrant issued a total of 250,000 restricted shares of Common Stock at 0.001 par value to NC Capital Markets, Inc., pursuant to a financial consulting agreement entered between the registrant and NC National Capital Market, Inc., on March 1st, 2000.

Under the terms of this agreement, NC Capital Market, a subsidiary of The National Capital Companies, will provide on a non-exclusive basis, advice consultation, information, and services to the Directors and/or Officers of the registrant regarding general financial and business matters including, but not limited to:
a). Mergers and acquisitions, reorganizations, reverse mergers, divestitures, and due diligence studies;
b).  Capital  structures  and  sources,  and  financial  transactions;
c).  Banking  methods  and  systems;
d). Guidance and assistance in available alternatives to maximize shareholder value;
e). Periodic reporting as to developments concerning the general financial markets and public securities markets and industry which may be relevant or of interest or concern to the Registrant or the Registrant's business;
f). Periodic preparation and distribution of research reports and information to the broker/dealer and investment banking community.


ITEM  7.   FINANCIAL  STATEMENTS  AND  EXHIBITS

     (a)   FINANCIAL  STATEMENTS  OF  BUSINESSES  ACQUIRED.
           (None)

     (c)   EXHIBITS.

EXHIBIT ITEM.    DESCRIPTION
------------     -------------

Exhibit  A   -   Written Consent of the Board of Directors regarding a three-for one forward stock split.

Exhibit  B   -   Written Consent of the Board of Directors regarding engagement of NC Capital Markets, Inc., as a financial consultant to the Registrant.

Exhibit  C   -   Copy of the Financial Consulting Services Agreement between
                 NC Capital Market, Inc., and the Registrant.(Filed in Paper)


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Meridian  Holdings,  Inc.
                                        (Registrant)

Date:  May 8, 2000              By:     /s/  Anthony  C.  Dike
                                        ----------------------------------------
                                        Anthony  C.  Dike
                                        (Chairman, Chief Executive Officer,
                                        and Secretary)

                                 WRITTEN CONSENT
                               OF THE DIRECTORS OF
                             MERIDIAN HOLDINGS, INC.
                             A Colorado corporation


Pursuant to the authority of Section 7-108 of the Colorado Business Corporation Act, the undersigned, being the board of directors of Meridian Holdings, Inc., a Colorado corporation, does hereby adopt the following recitals and resolutions:

1.     Approval  of 3 for 1 forward Stock Split

        WHEREAS, it is deemed to be in the best interest of this corporation and its shareholders to declare a three-for-one stock forward stock split on this corporation's Common Stock; and

        WHEREAS, as provided in Article V of this corporation's Articles of Incorporation, as amended, this corporation has one hundred million (100,000,000) shares of Common Stock authorized and as of May 8, 2000, an aggregate of thirty one million five hundred and fifty four thousand, nine hundred and ninety five (31,554,995) shares were issued and outstanding;

       NOW THEREFORE BE IT RESOLVED, that this corporation hereby declares a 3 for 1 forward stock-split of its common stock.

    RESOLVED FURTHER, that this corporation hereby sets June 15th, 2000, as the record date for the 3 for 1 forward stock split; and

    RESOLVED FURTHER, that the distribution date for the 3 for 1 forward stock Split shall be June 30, 2000.

2.     General  Authority

       RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and in its name to execute, deliver and cause the performance of all such further documents and to take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of the foregoing resolutions.

      This Written Consent shall be filed in the minute book of this corporation and shall become part of the records of this corporation.

Dated  May  8,  2000
                                           /s/Anthony C. Dike
                                           ------------------------------
                                           Anthony  C.  Dike, Chairman/CEO
                                           Secretary/Director

                                           /s/ James W. Truher
                                           ----------------------------
                                            James  W.  Truher/Director

                                           /s/ Scott Wellman
                                           ----------------------------
                                           Scott  Wellman/Director

                                           /s/  Marcellina Offoha
                                           -----------------------------
                                           Marcellina  Offoha/Director

                                           /s/ James Kyle III
                                           -----------------------------
                                           James  Kyle  III/Director






















                                 WRITTEN CONSENT

                              OF THE DIRECTORS  OF

                             MERIDIAN HOLDINGS, INC.

                             a Colorado corporation



     Pursuant to the authority of Section 7-108 of Colorado Business Corporation Act, the undersigned, being the board of Director of the company, does hereby adopt the following recitals and resolutions by way of unanimous consent, with waiver of notice.
1.  Financial  Consulting  Agreement  from  NC  Capital  Markets, Inc. (a Nevada
--------------------------------------------------------------------------------
corporation)
------------
     WHEREAS, the board of Directors have been presented a form Financial Consulting Agreement to review for approval.
     It has been deemed to the best interest of the Company to retain the services of NC Capital Markets, Inc. to provide a long range strategic business planning, and to advice the Directors and /or Officers of the Company on general business and financial matters, including Investment Banking services, as contained in the Financial Consulting Agreement dated March 1, 2000.

     NOW THEREFORE BE IT RESOLVED, that the Company hereby authorizes the issuance of 250,000 fully paid and non-assessable but restricted Common Stock of the Company to NC Capital Markets, Inc., for Financial consulting services to be rendered on behalf of the Company, pursuant to Financial Consulting Services Agreement signed by and between the Company and NC Capital Markets, dated March 2, 2000, incorporated herewith as Exhibit C (Filed in Paper).

          RESOLVED FURTHER, that the company hereby consents to registration via an S-3 filing within 30 days of execution of this agreement, to remove said restrictive legend on the 250,000 shares of Common stock issued to NC Capital Markets, Inc., pursuant to the Financial Consulting Agreement.
     RESOLVED FURTHER, that the officers of this corporation be, and each of them acting alone hereby is authorized and empowered to execute and deliver, or cause to be executed and delivered, in the name and on behalf of this corporation, the Agreement and any Related Agreements to which this corporation is party, each in substantially the form of the drafts of such documents presented to the board of Directors but with such changes therein or amendments thereto as any officer of this corporation shall approve, such approval to be conclusively evidenced by such officer's execution thereof; and

2.  General  Authority
----------------------

           RESOLVED, that the officers of this corporation, and any of them, be, and they hereby are, authorized, empowered and directed for and on behalf of this corporation and its name to execute, deliver and cause the performance of all such further documents and take such further actions as such officer, or any of them, may in their discretion deem necessary, appropriate or advisable in order to carry out and perform the intent of foregoing resolutions.

Dated  March 1,  2000
                                           /s/Anthony C. Dike
                                           ------------------------------
                                           Anthony  C.  Dike, Chairman/CEO
                                           Secretary/Director

                                           /s/ James W. Truher
                                           ----------------------------
                                            James  W.  Truher/Director

                                           /s/ Scott Wellman
                                           ----------------------------
                                           Scott  Wellman/Director

                                           /s/  Marcellina Offoha
                                           -----------------------------
                                           Marcellina  Offoha/Director

                                           /s/ James Kyle III
                                           -----------------------------
                                           James  Kyle  III/Director


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